                               GENERAL SECURITIES
                                  INCORPORATED



                                     [LOGO]
                                    FOCUS ON
                                 -------------
                                      TQM
                                 -------------
                                 TOTAL QUALITY
                                   MANAGEMENT
                        Annual Report November 30, 1999

TO THE SHAREHOLDERS OF

GENERAL SECURITIES
INCORPORATED

The past year has been one of incremental change for General Securities, Inc. The process of systematically shifting the portfolio holdings to be more representative of the overall market is progressing smoothly. We have had a few surprises along the way, some pleasant, some less pleasant. On the pleasant side, performance of our holdings in Ortel, Corning and Motorola have significantly exceeded our expectations owing to the markets surging interest in companies that supply products that help their customers meet the "insatiable demand for bandwidth". To put it simply, the greater the demand for services we place on telephone and cable providers in the form of more programming choices, greater convenience or internet access, the greater the demand for products that help them meet our demands. Products manufactured by Ortel, Corning and Motorola help providers meet our demands. In fact, nearly all of General Securities positive performance can be attributed to holdings in these companies, particularly Ortel, in addition to our holdings in several other technology oriented companies including Intel, Solectron and Zygo. In contrast, several new and longer term "value oriented" holdings didn't do as well as expected; however, no one company had a significant negative influence on the overall portfolio. The cash position in the portfolio has been reduced a little over the past year but remains high relative to our long-term goal of being fully invested.

Our strategy to diversify the portfolio continues to be influenced, in part by the potential tax consequences. We distributed a larger than usual $2.58 capital gain this past year and based upon the unrealized gains in the portfolio as of 11/30/99 it is possible, depending upon market conditions, that we will realize a portion of those gains in the upcoming fiscal year. For the year ending November 30, 1999, the Fund's total return of 19.8% compared reasonably well to the 20.9% return of the S&P 500-TM- and 10.5% return of the Russell 1000 Value Index.

We are firm in our belief that a more fully invested and diversified portfolio in "leading quality companies" will provide you with superior long-term risk adjusted performance. We define a "leading quality company" as any company having a relatively high composite quality score such that we are confident a successful "quality oriented" management system is in place. We have developed a set of indicators which are scored individually and then aggregated to provide us with the composite quality score we use to make our assessment. In future letters we will explain in more detail what specific indicators attempt to measure and how they have evolved over time.

On behalf of all of us at Robinson Capital Management, we would like to thank each of you for your continued confidence in us.

Mark Billeadeau
Senior Portfolio Manager

PERFORMANCE

November 30, 1999

General Securities, Incorporated

The following graph was prepared assuming a hypothetical investment of $10,000 on November 30,1989. The investment return and prinicipal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                            General Securities Inc.

---------------------------
AVERAGE ANNUAL TOTAL RETURN

1 YEAR     5 YEAR     10 YEAR
+19.82%    +17.38%    +13.61%

---------------------------

                                   [GRAPH]

                            AVERAGE ANNUAL RETURN
                         INVESTMENT GROWTH OF $10,000

                  GSI*        Rus. 1000  Value**       S&P 500**
Nov. 89          $10,000.00   $      10,000.00        $10,000.00
Nov. 90   -1.95% $ 9,805.30   $       9,162.00        $ 9,652.00
Nov. 91   34.41% $13,178.92   $      10,801.00        $11,616.00
Nov. 92   10.30% $14,536.96   $      13,014.00        $13,762.00
Nov. 93    5.48% $15,334.16   $      15,445.00        $15,149.00
Nov. 94    4.83% $16,074.14   $      15,249.00        $15,307.00
Nov. 95   31.21% $21,090.41   $      20,818.00        $20,961.00
Nov. 96   18.15% $24,918.93   $      26,280.00        $26,797.00
Nov. 97   14.07% $28,424.63   $      34,076.00        $34,435.00
Nov. 98    5.17% $29,895.39   $      39,222.00        $42,583.00
Nov. 99   19.82% $35,819.25   $      43,330.00        $51,480.00


Past Performance is not indicative of future performance.


*These are the portfolios total returns during the period including reinvestment of all dividend and capital gains distributions.

**This is an unmanaged index.

                   STATEMENT OF NET ASSETS NOVEMBER 30, 1999
                                     ASSETS

                                                      Number of       Market
                                                       shares        value (a)
                                                      ---------      ---------
INVESTMENT SECURITIES (percentages
represent value of investments
compared to total net assets):
   COMMON STOCKS (84.86%):
    Aerospace/Defense (.72%):
      Lockheed Martin Corp. (b) ....................   15,000      $    298,125
    Auto Parts - Original Equipment (3.77%):                       ------------
     Dana Corp. ....................................   35,000           971,250
     Tower Automotive (c) ..........................   40,000           600,000
                                                                   ------------
                                                                      1,571,250
    Banking (1.69%):                                               ------------
     Banc One (c) ..................................   20,000           705,000
    Chemicals (1.87%):                                             ------------
     Eastman Chemical Company ......................   20,000           777,500
    Communications Equipment (12.30%):                             ------------
     Ortel Corp. ...................................   80,000         5,120,000
    Computer Peripherals (2.19%):                                  ------------
     Microsoft Corp. (b) ...........................   10,000           910,469
    Electrical Equipment, Machinery                                ------------
    and Supplies (6.52%):
     General Electric Co. (b) ......................   10,000         1,300,000
     Grainger (W.W.), Inc. (c) .....................   30,000         1,413,750
                                                                   ------------
                                                                      2,713,750
    Electronics (13.76%):                                          ------------
     Intel Corp. (d) ...............................   25,000         1,917,187
     Motorola, Inc. (c) ............................    7,000           799,750
     Solectron Corp. (c) ...........................   10,000           823,750
     Xerox Corp. (d) ...............................   10,000           270,625
     Zygo Corp. ....................................  100,000         1,918,750
                                                                   ------------
                                                                      5,730,062
    Farm & Construction Machinery (3.09%):                         ------------
     Deere & Co. (d) ...............................   30,000         1,288,125
    Food Processing Equipment (2.04%):                             ------------
     Sara Lee Corp. (b) ............................   35,000           848,750
    Hospital Suppliers (3.74%):                                    ------------
     Johnson & Johnson .............................   15,000         1,556,250
    Information Services (2.73%):                                  ------------
     Hewlett-Packard (c) ...........................   12,000         1,138,500
    Instruments & Related Products (4.30%):                        ------------
     Honeywell, Inc. (c) ...........................   16,000         1,791,000
    Medical Instruments & Supplies (1.82%):                        ------------
     Adac Laboratories .............................   65,000           759,688
    Paper & Forest Products (2.94%):                               ------------
     Weyerhauser & Co. (c) .........................   20,000         1,225,000
                                                                   ------------
    Petroleum - Equipment & Service (2.79%):
     Halliburton Co. (b) ...........................   30,000         1,160,625
    Pharmaceuticals (2.92%):                                       ------------
     Covance, Inc. (b) .............................   25,000           271,875
     Merck (d) .....................................   12,000           942,000
                                                                   ------------
                                                                      1,213,875
    Printing & Publishing (1.58%):                                 ------------
     Banta Corp. ...................................   30,000           658,125
    Retail & Wholesale (2.25%):                                    ------------
     Corning, Inc. .................................   10,000           936,875
    Steel/Producers (4.61%):                                       ------------
     Worthington Industries ........................  120,000         1,920,000
    Transportation - Road (1.71%):                                 ------------
     CSX Corp. (b) .................................   20,000           711,250
                                                                   ------------

                   STATEMENT OF NET ASSETS NOVEMBER 30, 1999
                                 ASSETS (Cont.)

                                                      Number of       Market
                                                       shares        value (a)
                                                      ---------      ---------
   COMMON STOCKS (Cont.):
    Utilities (5.52%):
     AT&T Corp. (b) ................................   15,000           838,125
     GTE (c) .......................................   20,000         1,460,000
                                                                   ------------
                                                                      2,298,125
                                                                   ------------
        Total common stock (cost $ 21,376,276)                       35,332,344
                                                                   ------------
U.S. TREASURY BILLS (9.58%):
     $4,000,000, 4.76%, due 12/23/99 (e) ....................         3,988,694
                                                                   ------------
        Total U.S. Treasury Bills (cost $3,988,694) .........         3,988,694
                                                                   ------------
Total investment securities
 (cost $25,364,970)(f) ......................................        39,321,038
Cash ........................................................         8,725,365
Receivable for capital shares sold ..........................               100
Prepaid expenses ............................................                24
Dividends receivable ........................................            54,275
Interest receivable .........................................               848
                                                                   ------------
        Total assets ........................................      $ 48,101,650
                                                                   ------------
                                  LIABILITIES
Accrued investment advisory fees ............................            23,108
Accrued management administration fees ......................            15,406
Other accrued expenses ......................................            52,009
Payable for shares redeemed .................................            25,786
Dividend payable ............................................         6,347,176
                                                                   ------------
  Total liabilities .........................................         6,463,485
                                                                   ------------
Net assets applicable to outstanding capital stock ..........      $ 41,638,165
                                                                   ------------
Represented by:
  Capital stock - authorized 10,000,000 shares of $.01
  par value per share; outstanding 2,460,121 shares .........            24,601
  Capital surplus ...........................................        27,610,374
  Undistributed net investment income .......................            23,557
  Accumulated net realized gain on investments ..............            23,565
  Unrealized appreciation of investments ....................        13,956,068
                                                                   ------------
Net assets applicable to outstanding capital stock ..........      $ 41,638,165
                                                                   ------------
                                                                   ------------
Net asset value per share of outstanding capital stock ......            $16.93
                                                                         ------
                                                                         ------

 See accompanying notes to investment securities list and financial statements.

                      NOTES TO INVESTMENT SECURITIES LIST:
                               NOVEMBER 30, 1999

(a) Investment securities are valued by the procedures described in note 1 to the financial statements.
(b) New holding in fiscal 1999.
(c) Holding decreased in fiscal 1999.
(d) Holding increased in fiscal 1999.
(e) Rate shown is annualized yield on date of purchase.
(f) At November 30, 1999 the cost of securities for federal income tax purposes was $25,364,970, and the aggregate unrealized appreciation and depreciation based on that cost was:
    Unrealized appreciation .................................       $15,525,386
    Unrealized depreciation .................................        (1,569,318)
                                                                    -----------
                                                                    $13,956,068
                                                                    -----------
                                                                    -----------

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME:
  Income:
     Dividends .........................................      $  540,824
     Interest ..........................................         458,010
                                                              ----------
        Total income ...................................         998,834
                                                              ----------
  Expenses (note 2):
     Investment advisory fees ..........................         273,311
     Management administration fees ....................         182,208
     Shareholder notices and reports ...................          26,800
     Auditing and tax services .........................          23,867
     Custodian and portfolio accounting fees ...........          47,450
     Transfer agent, registrar and disbursing agent fees          71,383
     Legal services ....................................          30,600
     Directors' fees ...................................           8,872
     Federal and state registration fees and expenses ..          14,295
     Other .............................................           1,775
                                                              ----------
        Total expenses .................................         680,561
                                                              ----------
     Investment income - net ...........................         318,273
                                                              ----------
Realized and unrealized gains from Investments - net:
  Net realized gains on securities
     transactions (note 3) .............................       6,369,580
  Net change in unrealized appreciation
     or depreciation of investments ....................       1,565,600
                                                              ----------
  Net gain on investments ..............................       7,935,180
                                                              ----------
  Net increase in net assets resulting
     from operations ...................................      $8,253,453
                                                              ----------
                                                              ----------


FINANCIAL HIGHLIGHTS:                                                                 YEAR ENDED NOVEMBER 30

SELECTED PER SHARE HISTORICAL DATA WERE AS FOLLOWS:                    1999        1998        1997        1996        1995
                                                                     -------     -------     -------     -------     -------
Net asset value, beginning of year ...............................   $ 16.34     $ 16.55     $ 16.08     $ 14.61     $ 12.08
                                                                     -------     -------     -------     -------     -------
Operations:
  Investment income - net ........................................       .12         .15         .18         .17         .25
  Net realized and unrealized gains (losses) on investments ......      3.11         .72        2.08        2.46        3.49
                                                                     -------     -------     -------     -------     -------
Total from operations ............................................      3.23         .87        2.26        2.63        3.74
                                                                     -------     -------     -------     -------     -------
Distributions to shareholders:
  From investment income - net ...................................      (.06)       (.15)       (.18)       (.17)       (.25)
  Excess distributions of net investment income                                     (.03)          -        (.01)          -
  From net realized gains ........................................     (2.58)       (.90)      (1.61)       (.98)       (.96)
                                                                     -------     -------     -------     -------     -------
Total distributions to shareholders ..............................     (2.64)      (1.08)      (1.79)      (1.16)      (1.21)
                                                                     -------     -------     -------     -------     -------
Net asset value, end of year .....................................   $ 16.93     $ 16.34     $ 16.55     $ 16.08     $ 14.61
                                                                     -------     -------     -------     -------     -------
                                                                     -------     -------     -------     -------     -------
Total return* ....................................................     19.85%       5.26%      14.08%      18.15%      31.15%
Net assets, end of year (000's omitted) ..........................   $41,638     $43,791     $46,006     $39,974     $32,541
Ratio of expenses to average daily net assets ....................      1.49%       1.47%       1.44%       1.50%       1.50%
Ratio of net investment income to average daily net assets .......       .70%        .90%       1.02%       1.11%       1.79%
Portfolio turnover rate ..........................................        22%         25%         20%         18%         24%

*These are the Fund's total returns during the years, including reinvestment of all dividend and capital gain distributions.

                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED NOVEMBER 30, 1999
                        AND YEAR ENDED NOVEMBER 30, 1998

                                                           1999         1998
                                                        ----------   ----------
OPERATIONS:
  Net investment income.........................        $  318,273   $  439,630
  Net realized gains on investments.............         6,369,580    2,429,181
  Net change in unrealized appreciation
     or depreciation of investments.............         1,565,600     (472,241)
                                                        ----------   ----------
  Net increase in assets from
     operations.................................         8,253,453    2,396,570
                                                        ----------   ----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income......................          (164,449)    (439,630)
     Excess distributions of net
       investment income........................              -         (74,394)
     Net realized gains on investments..........        (6,346,015)  (2,425,433)
                                                        ----------   ----------
     Total distributions........................        (6,510,464)  (2,939,457)
                                                        ----------   ----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of 48,932 and
     74,357 shares, respectively................           823,327    1,280,766
  Net asset value of 143,859 and 260,180
     shares, respectively, issued in
     reinvestment of net investment income
     and net realized gain distributions........         2,359,568    4,361,571
  Payments for redemptions of 412,694
     and 434,124 shares, respectively...........        (7,078,580)  (7,314,188)
                                                        ----------   ----------

  (Decrease) in net assets from
     capital share transactions, representing
     net (decrease) of (219,903) and
     (99,587) shares, respectively..............        (3,895,685)  (1,671,851)
                                                        ----------   ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS.........        (2,152,696)  (2,214,738)

NET ASSETS:
  Beginning of period...........................        43,790,861   46,005,599
                                                        ----------   ----------
  End of period (Including undistributed
     net investment income of $23,557
     and $(130,267) respectively)...............       $41,638,165  $43,790,861
                                                        ----------   ----------
                                                        ----------   ----------

                         NOTES TO FINANCIAL STATEMENTS
                               NOVEMBER 30, 1999

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     General Securities, Incorporated (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open end management investment company. The Fund invests primarily in common stocks of companies believed to be undervalued.

     The significant accounting policies followed by the Fund are summarized as follows:

     INVESTMENTS IN SECURITIES
     Securities listed on national securities exchanges are valued on the basis of the last reported sale each day, or if no sale is made, at the mean of the last reported bid and asked price for such securities. Short-term securities are valued at amortized cost which approximates market value.

     Security transactions are recorded on the date securities are purchased or sold. Realized gains or losses and unrealized appreciation or depreciation of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest is recognized on the accrual basis.

     USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     FEDERAL INCOME TAXES
     It is the Fund's policy to continue meeting the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to its shareholders in amounts which will relieve it from all, or substantially all, federal income and excise taxes. Therefore, the Fund does not provide for federal income or excise taxes.

     DISTRIBUTIONS
     Distributions to shareholders from investment income are made quarterly and realized capital gain distributions, if any, are made annually. These distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the Fund's capital stock.

     Due to the timing of dividend distributions, the fiscal year in which amounts are distributed for tax purposes may differ from the year that income or realized gains were recorded by the Fund. The effect on distributions of this book-to-tax difference is presented as "excess distributions of net investment income" in the statement of changes in net assets and the financial highlights.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
     Robinson Capital Management, Inc. is the Fund's investment advisor and administrator. As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment management advisory fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for next $150 million of average net assets and 0.10% for net assets over $250 million. Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1.50% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1.25% of the Fund's average net assets for any

                                NOVEMBER 30, 1999

     fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital an administrative fee, payable monthly, at an annual rate of 0.40% of the average daily assets of the Fund, plus out-of-pocket expenses incurred. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

     Legal service fees were paid to a law firm in which the secretary of the Fund is a partner.

(3)  SECURITIES TRANSACTIONS
     Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $7,534,545 and $15,195,111, respectively, for the year ended November 30, 1999.

INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
General Securities, Incorporated:

     We have audited the accompanying statement of net assets of General Securities, Incorporated as of November 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 1999, and the financial highlights for each of the years in the five-year period ended November 30, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of General Securities, Incorporated at November 30, 1999 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended November 30, 1999, and the financial highlights for each of the years in the five-year period ended November 30, 1999, in conformity with generally accepted accounting principles.

Minneapolis, Minnesota
January 7, 2000                                                        KPMG LLP

                               GENERAL SECURITIES
                                  INCORPORATED


                            PRESIDENT       Craig H. Robinson

                       VICE PRESIDENT       Mark D. Billeadeau

                            SECRETARY       John R. Houston

                            TREASURER       Renee A. Rasmusson

                            DIRECTORS       M. Michelle Coady,
                                              Chairman
                                            Gary D. Floss
                                            David W. Preus
                                            Charles Walton
                                            Arnold M. Weimerskirch

                   INVESTMENT MANAGER       Robinson Capital
                                            Management, Inc.

                 CUSTODIAN, REGISTRAR       State Street Corporation
                  AND TRANSFER AGENT

                     GENERAL COUNSEL        Robins, Kaplan, Miller &
                                            Ciresi L.L.P.

                 INDEPENDENT AUDITORS       KPMG LLP

     This report has been prepared primarily for the benefit of existing stockholders of the company and is not intended as an offer to sell the company's shares. When used otherwise, it must be accompanied or preceded by the current prospectus.

FOR FURTHER
INFORMATION ABOUT

GENERAL SECURITIES
  INCORPORATED

CONTACT:

ROBINSON CAPITAL MANAGEMENT, INC.
5100 EDEN AVENUE, SUITE 204
EDINA, MINNESOTA 55436
(612) 927-6799
800-577-9217

                        This page is intentionally blank

                               GENERAL SECURITIES
                                  INCORPORATED

                       ROBINSON CAPITAL MANAGEMENT, INC.
                          5100 EDEN AVENUE, SUITE 204
                             EDINA, MINNESOTA 55436
                                 (612) 927-6799
                                  800-577-9217